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                                                                  EXHIBIT 10(h)

                           ASSIGNMENT OF STOCK OPTION

        KNOW ALL MEN BY THESE PRESENTS, that Riviera Holding Company, a Michigan corporation ("Riviera Holding") for and in consideration of Ten Dollars ($10.00) and other good and valuable consideration, and in connection with the issuance and public offering of 1,100,000 shares of the common stock of Riviera Tool Company, a Michigan corporation ("Riviera"), pursuant to a Registration Statement and Prospectus, Registration No. 333-14187 filed with the Securities and Exchange Commission (altogether the "Offering"), does grant and assign unto Riviera, its successors and assigns, its rights pursuant to a Stock Option Agreement dated October 31, 1996 (the "Agreement") to purchase all shares of the capital stock of Riviera held by Motor Wheel Corporation ("Motor Wheel") upon or after the effective date of the Offering, subject to the following conditions:

        (1) Riviera Holding shall have and retain the right to exercise its option pursuant to the Agreement and this Assignment shall be null and of no further force and effect in the event that (i) within ten (10) days of written notice to Riviera by Riviera Holding of its intent to exercise the option (the "Option Period") Riviera does not exercise its option pursuant to this Assignment by delivery of notice of exercise to both Motor Wheel and Riviera Holding, and (ii) Riviera Holding actually exercises its option with ten (10) days after the expiration of the Option Period.

        (2) This assignment is expressly conditioned upon and may only be exercised after the effective date of the Offering as set forth by the Securities Exchange Commission.

        If further contracts, agreements, documents or consents to assignment are or shall be necessary or helpful to transfer to Riviera, or to allow Riviera to fully own, use or exercise the rights hereby assigned, Riviera Holding agrees to execute all such agreements, documents or consents in a timely manner.
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IN WITNESS WHEREOF, the undersigned has executed this Agreement this 24th day of February, 1997.



                                        RIVIERA HOLDING COMPANY



                                        By: /s/ Kenneth K. Rieth
                                            --------------------------------
                                            Kenneth K. Rieth, President


                                        RIVIERA TOOL COMPANY


                                        By: /s/ Kenneth K. Rieth
                                            --------------------------------
                                            Kenneth K. Rieth, President